Investor Presentation March 2022

Forward-Looking Statements This presentation conta ins forward-looking statements (“FLS”) which are protected as FLS under the PSLRA, and which a re based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying FLS are inherently uncertain and are subject to a wide variety of signif icant business and economic uncerta inties and competitive risks that could cause actual results to differ materially from those contained in the prospective information. According ly, there can be no assurance CVR Energy, Inc. (together with its subsidiaries, “CVI”, “CVR Energy”, “we”, “us” or the Company”) will achieve the future results we expect or that actual results will not differ materially from expectations. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historica l facts are FLS and include, but are not limited to, statements regarding future: continued safe and relia ble operations; financial performance; profitable growth; compliance with regulations; increasing focus on renewable production; crude oil capacities; strategic value of our loca tions; access to crude oil and condensate fields and price-advantaged sources; liquid volume yields; percentage of ownership in CVR Partners common units; fertilizer segment feedstock diversity, costs, and utilization rates; agreements for UAN production; strategic priorities including our ability to operate safely, improve EH&S performance, preserve cash, reduce operating and SG&A expenses, maintain our bala nce sheet and liquidity, take advantage of market recovery and potential nea r term opportunities, deliver high value neat crude oils to our ref ineries, increase crude oil gathering rates, reduce purchases of Cushing WTI, grow our renewable biofuels business, reduce the carbon footprint of our operations, minimize our RIN exposure through production of renewable biofuels, construct RDU and pre-treatment units, minimize lost profit opportunities, and improve capture rates; tra nsportation and product yie ld advantages; timing a nd cost of our turnarounds; ability to create long term value, optimize assets, invest in high return projects, improve feedstock supply and product placement, provide above average cash returns, reduce cost of capita l, optimize capital structure, maximize asset utilization a nd reduce down time exposure, diversify market driver exposure a nd core assets, offer synergies, maintain an attractive investment prof ile, repurchase sha res/common units, divest non-core or non-revenue generating assets, and mainta in debt levels and capital structure prof ile in line with peers; sustaining and regulatory capex levels; availability of merger and acquisition opportunities; crude oil ca pacity and throughput; levels of organic growth and renewable-focused investments; manufacture of “blue” hydrogen and ammonia; carbon footprint reductions; complexity and quality of our facilities; optionality of our crude oil sourcing and/or marketing network; crude oil, shale oil and condensate production, qua lity and pricing (including price a dvantages) and our access thereto ( including cost of such access) via our logistics assets, truck fleet, pipelines or otherwise; impacts of COVID-19 on the Company and product demand; sales of blended products and RIN generation and ca pture; storage capacity; product mix; liquid volume, gasoline a nd distillate yields; refining margin and cost of operations as compa red to peers or otherwise; utilization; throughput and production; economics of crude oil sales a t Cushing, OK; operating costs; the ma cro environment (including improvement thereof); mid-continent supply and dema nd; product inventories; crack sprea ds (including improvement thereof), crude oil differentials (including our exposure thereto); renewable volume obligations; our renewa ble biofuels projects including the cost, timing, benefits, ca pacities, phases, board of director and regulatory approvals, completion, production, processing, capital investment recovery, feedstocks, margins, credit capture and RIN impact thereof; further carbon reduction expansion opportunities; renewable feedstock supply and integration up the supply chain; plans to restructure our business to segregate our renewable operations; reduction of carbon emiss ions; explora tion of renewable power generation and ca rbon capture opportunities; the renewable diesel ma rgin environment; the ability to return converted unit to hydroca rbon process ing or install additiona l reactor following renewable convers ion; cash f lows from a renewable diesel project; RIN and low carbon fuel standa rd credit pricing; expira tion or extension of the blenders tax credit; capital a nd turna round expenses a nd project timing; global and domestic nitrogen supply, demand and consumption; demand for ammonia applica tions; impact of Winter Storm Uri (including tightening of domestic supply/demand); nitrogen fertilizer demand and pricing; corn demand, stocks, uses, pricing, consumption, production, planting and yield; impact of corn stocks and pricing on nitrogen fertilizer demand and pricing; increase in corn consumption; corn exports and production drivers; European production curtailments; corn and natural gas pricing, including the impact of the Russa/Ukraine conflict thereon; export restrictions; gasoline and etha nol demand destruction resulting from COVID-19, including impact on corn demand and fertilizer consumption; domestic nitrogen fertilizer ma rket conditions, including impacts of inventories, turnarounds, and corn and whea t pricing; ability to minimize dis tribution costs and maximize net back pricing; logistics optionality; rail access and delivery points; susta inability of production; marketing agreements for UAN production; production and utilization rates; urea/UAN expansion projects; maintenance spending; growth capex projects and budget; weather; population growth; amount of arable farmland; biofuel consumption; diet evolution; product pricing and capacities; and other matters. You are cautioned not to put undue reliance on FLS (including forecasts and projections regarding our future performance) because actua l results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and any other f ilings with the Securities and Exchange Commission by CVR Energy, Inc. (“CVI”) or CVR Partners, LP (“UA N”). These FLS are made only as of the date hereof. Neither CVI nor UAN assume any obligation to, and they expressly disclaim any obligation to, update or revise any FLS, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures Certain financial information in this presentation (including EBITDA, Adjusted EBITDA) are not presenta tions ma de in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and use of such terms varies from others in the same industry. Non-GAAP fina ncial measures should not be cons idered as alternatives to income from continuing operations, income from operations or any other performance measures derived in accordance with GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not cons ider them in isolation or as substitutes for results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

Mission and Values Safety - We always put safety first. The protection of our employees, contractors and communities is paramount. We have an unwavering commitment to safety above all else. If it’s not safe, then we don’t do it. Environment - We care for our environment. Complying with all regulations and minimizing any environmental impact from our operations is essential. We understand our obligation to the environment and that it’s our duty to protect it. Integrity - We require high business ethics. We comply with the law and practice sound corporate governance. We only conduct business one way – the right way with integrity. Corporate Citizenship - We are proud members of the communities where we operate. We are good neighbors and know that it’s a privilege we can’t take for granted. We seek to make a positive economic and social impact through our financial donations and contributions of time, knowledge and talent of our employees to the places where we live and work. Continuous Improvement - We foster accountability under a performance-driven culture. We believe in both individual and team a success. We foster accountability under a performance-driven culture that supports creative thinking, teamwork, diversity and personal development so that employees can realize their maximum potential. We use defined work practices for consistency, efficiency and to create value across the organization. Our core values define the way we do business every day to accomplish our mission. The foundation of our company is built on these core values. We are responsible to apply our core values in all the decisions we make and actions we take. Our mission is to be a top tier North American renewable fuels, petroleum refining, and nitrogen-based fertilizer company as measured by safe and reliable operations, superior financial performance and profitable growth. 2

Petroleum Segment Fertilizer Segment Company Overview CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries, with an increasing focus on the production of renewable biofuels. CVR Energy’s Petroleum segment is comprised of two Mid-Continent complex refineries, a renewable diesel unit under construction, and associated logistics assets, including a significant crude oil gathering business. Our Nitrogen Fertilizer segment is comprised of our ownership of the general partner and approximately 36 percent of the common units of CVR Partners, LP. ➢ CVI owns the general partner and 36% of the common units of CVR Partners, LP (NYSE: UAN). ➢ 2 strategically located facilities serving the Southern Plains and Corn Belt. ➢ Diverse feedstock exposure through petroleum coke and natural gas. ➢ Consistently maintain high utilization rates at production facilities. ➢ Marketing agreement with LSB Industries Pryor, OK, facility’s UAN production. ➢ 206,500 bpd of nameplate crude oil capacity across 2 strategically located Mid-Continent refineries close to Cushing, Oklahoma. ➢ Direct access to crude oil and condensate fields in the Anadarko and Arkoma Basins. ➢ Complimentary logistics assets and access to multiple key pipelines provide a variety of price advantaged crude oil supply options – 100% exposure to WTI- Brent differential. ➢ 97% liquid volume yield & 94% yield of gasoline and distillate.(1) ➢ Renewable Diesel Unit under construction at Wynnewood with expected production capacity of 100 mm gal. per year. (1) Based on total throughputs; for the last twelve months ended December 31, 2021 3

Continuing to improve in all Environmental, Health and Safety matters – Safety is Job 1 Petroleum Segment experienced a 44% reduction in total recordable incident rate and a 31% reduction in environmental events through for the full-year 2021 compared to 2020. Fertilizer segment achieved 73% reduction in process safety incidents and 67% reduction in environmental events for the full-year 2021 compared to 2020. Focus on EH&S Performance Preserve Cash Flow Focusing capital spending on projects that are critical to safe and reliable operations Deferring the majority of our growth capital spending, with the exception of the RDU projects at Wynnewood. Deferred turnaroundsat Wynnewood Refinery to Spring 2022, Coffeyville Fertilizer to Summer 2022, East Dubuque Fertilizer to Summer2022, and Coffeyville Refinery to Spring of 2023. Maintain Balance Sheet and Liquidity Positioning to take advantage of market recovery and potential near-term opportunities Ended 4Q 2021 with total liquidity position of $583 million (1) excluding CVR Partners and after $492 million special dividend paid during 2Q 2021. Focus on Crude Oil Quality and Differentials Leveraging our strategic location and proprietary gathering system to deliver high value neat crude oils to our refineries Gathering volumes in 4Q 2021 averaged approx. 113,000 bpd. Working to further increase volumes and reduce purchases of Cushing WTI. Transportation and product yield advantages from gathered crude oils typically $0.50 - $1.00 per bblrelative to Cushing WTI. Reducing the carbon footprint of our operations and minimizing our exposure to Renewable Identification Numbers (RINs) through production of renewable biofuels Wynnewood renewable diesel unit (RDU) under construction and expected to be complete and in-service in April 2022. Construction of Wynnewood pre-treatment unit (PTU) approved by the Board and expected to be complete by YE 2022. Engineering design underway on potential Coffeyville RDU project. Pursuing 45Q tax credits for carbon capture and sequestration activities at Coffeyville Fertilizer facility. Grow our Renewables Businesses Minimizing lost profit opportunities and improving capture rates Total 4Q 2021 lost profit opportunities of $17mm up from $4mm in 4Q 2020. $8mm of 2021 lost profit opportunities due to external causes, primarily as a result of a third-party outage at Coffeyville Fertilizer facility. Minimize Lost Opportunities Strategic Priorities (1) Total liquidity as of December 31, 2021 comprised of $397 million of cash and availability under the ABL of $361 million, less cash included in the borrowing base of $175 million 4

Capital Allocation Strategy Non-Discretionary Asset Continuity Safety, reliability and environmental compliance are core to CVR’s management philosophy • Approximately $100MM in annual sustaining and regulatory capex, allocated to assets through a continuous assessment process. • Run-rate annual refining turnaround investment of $60MM over a four-year cycle to maximize asset utilization and reduce downtime exposure. Strategically invest in asset development and businesses that diversify and enhance core assets • 30% target IRR for traditional refining organic projects. • 15% target IRR for renewables-focused investments as these assets typically garner higher multiples. • Evaluate merger and acquisition activity as opportunities arise that diversify market exposure or offer significant synergy. Discretionary Investment Financial Discipline & Investor Returns Maintain an attractive investment profile by focusing on free cash flow generation for cash returns to stockholders • Target an above average cash return yield for stockholders and unitholders. • Repurchase stock/units when value added. • Divest non-core or non-revenue generating assets. • Ensure adequate liquidity to operate the business while returning or investing excess cash. • Maintain debt levels and capital structure profile in line with or exceeding peer group. • Disciplined approach to managing corporate overhead and SG&A costs. ❖ 2021 Investor Returns include $492MM special dividend, or equivalent of $4.89/share comprised of cash and shares of Delek US Holdings, Inc. Key Priorities • Create long-term value through safe, reliable operations and continuously optimizing core refining, renewables, fertilizer and associated logistics assets; • Invest in high return projects that are complimentary to existing assets, improve feedstock supply and product placement; • Provide above average cash returns to investors through dividends/distributions and buybacks when value added; and, • Protect the balance sheet by maintaining appropriate liquidity, reducing cost of capital and optimizing capital structure. 5

Governance SocialEnvironmental ESG Highlights o Reduced consolidated criteria pollutant emissions by 24% from 2016 to 2020. o Constructing a renewable diesel unit at Wynnewood designed to produce approx. 100mm gallons/year of renewable diesel. o Received Oklahoma Trucking Association Fleet Safety Award in March 2021. o Mitigated over 1 million metric tons of carbon dioxide equivalents in 2021 in the Fertilizer Segment. o Manufactured hydrogen and ammonia that qualifies as “blue” with carbon capture and sequestration through enhanced oil recovery. o Diversity is a key component of our Mission & Values. o Site-Level Community Impact Committees steer local contributions, sponsorships and volunteer activities. o Volunteerism Policy allows approved volunteer time off for both full-time and part-time employees. o Launched Company-wide Diversity & Inclusion training. o Implemented Remote Work Policy supporting employee engagement and retention. o Board-level ESG oversight. o Annual Code of Ethics & Business Conduct Acknowledgement for all employees and directors. o Average tenure of CVR Energy and CVR Partners Directors is less than 8 years. o Standing EH&S Committee chaired by independent Director and former Assistant Administrator for Enforcement of the EPA. o More than 75% of Executive Compensation is variable and tied to Company performance. We make modern life possible through the products we manufacture while contributing to the economic well -being of our employees and the communities where we operate. 6

PETROLEUM SEGMENT

Asset Footprint 8 Mid-Continent Refineries Nameplate crude oil capacity of 206,500 bpd across two refineries • 4Q21 total throughput of 222,257 bpd • FY21 total throughput of 209,084 bpd Average complexity of 10.8 Located in Group 3 of PADD II Crude Oil Sourcing Optionality ➢ Refineries are strategically located ~ 100 to 130 miles from Cushing, OK with access to domestic conventional and Canadian crude oils. ➢ Crude oil pipeline and truck gathering systems with access to production at the wellhead across Kansas, Nebraska, Oklahoma and Missouri. ➢ Historical space on key pipelines provide a variety of crude oil supply options; Reversed Red River pipeline connecting Wynnewood to Cushing. ➢ Current logistics asset portfolio includes over 1,100 miles of owned or JV pipelines, over 7 million barrels of total crude oil and product storage capacity, 39 LACT units and 115 crude oil and LPG tractor-trailers.

Strategically Located Mid-Con Refineries 9 Marketing Network Optionality ➢ Marketing activities focused in central mid-continent area via rack marketing, supplying nearby customers and at terminals on third-party distribution systems. ➢ Rack marketing enables the sale of blended products, allowing CVR opportunities to capture the RIN. ➢ Majority of refined product volumes flow north on Magellan system or NuStar pipelines. ➢ Flexibility to ship product south into Texas. ➢ Over 100 product storage tanks with shell capacity of over 4 million barrels across both refineries.

Gasoline 53% Distillate 41% Other (5) 6% Regional Crude 42% Cushing WTI 30% Condensate 7% Midland WTI & WTL 3% Heavy Canadian (3) 2% Other (4) 16% High-Quality Refining Assets Consolidated High Utilization Rates Total Throughput and Production Mix(1) Consolidated Top Tier Refining Margin (1) Consolidated Low-Cost Operator(2) (1) Based on total throughputs and production for the last twelve months ended December 31, 2021. Excludes publicly disclosed mark to market impacts on RIN obligations. (2) Operating expenses based on per barrel of total throughput for the last twelve months ended December 31, 2021. (3) CVR Energy has contracted pipeline space up to 35,000 bpd but it has historically been more economic to sell heavy crude oils in Cushing, Oklahoma. (4) Other includes light crude oils from the Rockies, natural gasoline, isobutane, normal butane and gas oil. (5) Other includes pet coke, NGLs, slurry, sulfur and gas oil, and specialty products such as propylene and solvents; excludes internally produced fuels.. 209,084 bpd 207,641 bpd 10

Improving Macro Environment 11Source: EIA, Magellan US Gasoline Demand Magellan System Gasoline Demand US Diesel Demand Magellan System Diesel Demand

Improving Macro Environment 12Source: EIA, Magellan US Gasoline Inventories Magellan System Gasoline Inventories US Diesel Inventories Magellan System Diesel Inventories

Improving Macro Environment 13 (1) Assumes high-end of proposed 2021 and 2022 Renewable Volume Obligations (2) 1Q 2022 represents WTD pricing through March 1, 2022 Source: MarketView as of March 1, 2022 2-1-1 Crack Spreads & Brent-WTI Differentials ($/bbl) Midland-Cushing and WTL-WTI Differentials ($/bbl)WCS – WTI Differential ($/bbl) RVO-Weighted RINs ($/bbl)1,2

• Contemplates construction of a feed pre-treater at Wynnewood that would enable processing of inedible corn oil, animal fats and used cooking oils that generate additional LCFS credits. • Currently plan to complete construction and installation by the end of 2022. • Board has approved the completion of process design for the conversion of an existing hydrotreater at Coffeyville to renewable diesel service. • Capacity could be up to 150 million gallons per year, of which up to 25 million gallons could be sustainable aviation fuel. • Evaluating opportunities to integrate up the supply chain to further secure feedstock supply. • Also exploring potential investments that could further reduce carbon emissions from the facilities through renewable power generation and carbon capture opportunities. • Conversion of the existing hydrocracker at Wynnewood to renewable diesel service and retooling the refinery for maximum condensate processing. • Expected capacity of 100 million gallons per year of washed and refined soybean oil or pre -treated corn oil to produce renewable diesel and naphtha. • Currently plan to complete the conversion in mid-April of 2022 during Wynnewood turnaround. Renewable Diesel Phase 1: Wynnewood Renewable Diesel Phase 2: Pre-Treater Renewable Diesel Phase 3: Coffeyville Future Expansion Opportunities Expanding into Renewable Biofuels(1) (1) Projects and phases under consideration and subject to final Board approval, margin environment and other applicable requirements. 14 Over the next year, we plan to restructure our business to segregate our renewable operations.

Renewable Diesel Initiatives 15 KSAAT Project at Wynnewood Wynnewood Hydrocracker Conversion(1) Project Highlights: • Convert 19,000 BPD hydrocracker at Wynnewood to process 100 million gallons per year of washed and bleached soybean oil or pre-treated corn oil to produce renewable diesel and renewable naphtha. • Majority of capital spend allocated to associated logistics assets (rail loading and unloading, rail cars and track, tankage). • Excess hydrogen capacity at Wynnewood and minimal modifications required to existing hydrocracker could allow this project to be completed faster and at lower capital cost than most competing projects. • Primary goal is to reduce carbon footprint and capture the credits currently available in the market: $1/gal BTC approved through 2022 in addition to RINs generated and LCFS credits. • Current plan is to complete the conversion of the hydrocracker during the planned turnaround at Wynnewood in the Spring of 2022, with start-up of the RDU expected in mid-April. Renewable Diesel Margin Proxy (1) Subject to final regulatory and other applicable approvals and margin environment

Renewable Diesel Initiatives 16 KSAAT Project at Wynnewood • Renewable diesel margins impacted by several factors: • Crude oil price and spread between ULSD and Soybean oil (HOBO spread) • RINs prices (1.7 D4 Biodiesel RINs generated per gallon of renewable diesel produced) • BTC ($1/gal credit authorized through 2022) • LCFS credit prices • Carbon Intensity (CI) of feedstock utilized impacts value of LCFS credits Key Differentiator vs Other Projects: CVR Energy plans to retain the flexibility to return the unit to hydrocarbon processing and/or install another reactor on the diesel hydrotreater to regain lost hydrocarbon processing capacity if dictated by the margin environment and otherwise approved. Sensitivities (Annual Cash Flows)(2): (1) Subject to final regulatory and other applicable approvals and margin environment (2) Based on approximately 100 million gallons per year HOBO Spread $0.10 per gal $10M Federal Blenders Credit $1.00 per gal $98M RIN Price $0.10 per gal $17M Pretreatment $0.04 per pound $32M Wynnewood Phase 1(1) Project Economics

$0 $50 $100 $150 $200 $250 2017 2018 2019 2020 2021 2022e $ M Turnaround spending $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 2021 2022e $ M Environmental & Maintenance Growth Capital Expenditures and Turnarounds 17Note: As of December 31, 2021 2022 Petroleum Segment and RDU Capex of $182 - $206M Environmental and Maintenance spending estimated at $100M to $110M for FY22. Growth capex estimated at $82M to $96M. ➢ Substantially all budgeted growth capital spending for 2022 is related to the RDU project at the Wynnewood Refinery. 2022 Turnaround spending of $85M Wynnewood planned turnaround is scheduled to begin in the spring of 2022 with an estimated $80mm of expenditures. Coffeyville’s next planned turnaround is expected in the spring of 2023 with an estimated $5mm of pre- planning expenditures to be incurred in 2022.

FERTILIZER SEGMENT

19 Stable Trends in Fertilizer Supply & Demand Source: USDA, Fertecon US Nitrogen SupplyCorn Stocks to Use ➢ Fertilizers typically represent approximately 15% of farmers’ cost structure and significantly improve yields. ➢ USDA projecting stocks to use ratio for 2020/2021 at approximately 9%, its lowest level since 2014. ➢ Major global nitrogen capacity build cycle largely complete in 2017/2018, and additional tons have been absorbed by the market. ➢ Strong demand for spring and fall ammonia application and loss of U.S. and global nitrogen production in 2021 helped further tighten supply. Higher demand driven by lower ending corn stocks and increased corn prices combined with reduced fertilizer supply have all contributed to higher product pricing for nitrogen fertilizer.

➢ Hurricane activity caused the shutdown of several US production facilities for several weeks, further tightening supply. ➢ Favorable dry fall weather conditions led to an early corn harvest and extended timeframe for ammonia application. ➢ European production curtailments due to spike in natural gas prices along with China and Russia export restrictions further tightened the global supply of fertilizers. ➢ Corn prices strengthened further with Russia/Ukraine conflict, with futures prices for May 2022 over $7/bu and December 2022 over $6/bu. ➢ USDA estimates of 91 million corn acres planted and yields of 172 bushels per acre imply a carryout of 9.2%, the lowest since 2014. ➢ Corn prices continued to increase, reaching over $7/bu driven by strong Chinese and domestic ethanol demand and poor South American crop conditions ➢ Urea prices rallied across the globe and UAN prices followed suit, going from selling at a discount to urea on a nitrogen-equivalent basis for most of 2020 to selling at a premium. ➢ June NOLA prices for urea at $390-$400/ton and UAN at $290-$300/ton. ➢ Planted acres and crop yields came in lower-than-expected while Chinese purchases of corn increased, leading to a 50% reduction in the USDA’s carryout inventory estimates. ➢ Fall demand for ammonia was the highest it has been in several years. ➢ Crop prices continued to increase, with corn reaching $5.50/bu in February. ➢ Winter Storm Uri caused many nitrogen fertilizer production facilities to shut in, which further tightened inventories in advance of spring. 2 0 2 1 Spring Recent Domestic Nitrogen Fertilizer Market Conditions Fall / Winter Winter Summer ➢ NOLA UAN fill price $280 - $285/ton for Q3 shipment. ➢ UAN inventories very low at both the producer and retail level, due to extended sidedress application in July. ➢ Producer turnarounds at multiple plants in the Midwest, as many 2020 turnarounds were delayed to this summer due to COVID-19. ➢ Commodity prices remained strong, with corn prices ranging from $5.00 - $5.50/bu and wheat $6.75 - $7.00/bu. 20

Strong Demand for Corn in the U.S. ➢ Corn has a variety of uses and applications, including feed grains, ethanol for fuel and food, seed and industrial (FSI). ➢ Feed grains ▪ ~96% of domestic feed grains are supplied by corn. ▪ Consumes ~39% of annual corn crop.(1) ➢ Ethanol ▪ Consumes ~37% of annual corn crop.(1) ▪ Corn demand for 2021 was impacted by the loss of gasoline and ethanol demand as a result of COVID-19. ▪ Increased export volumes are more than offsetting temporary demand loss from ethanol. ➢ Corn production typically driven more by yield than acres planted. ➢ Nitrogen fertilizer is generally low on the cost curve for farmers. Source: USDA Economic Research Service and USDA WASDE. (1) Based on 2016 – 2020 average. U.S. Domestic Corn Use Domestic Corn Planted Acres and Yield per Acre 21 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 1 9 8 0 1 9 8 2 1 9 8 4 1 9 8 6 1 9 8 8 1 9 9 0 1 9 9 2 1 9 9 4 1 9 9 6 1 9 9 8 2 0 0 0 2 0 0 2 2 0 0 4 2 0 0 6 2 0 0 8 2 0 1 0 2 0 1 2 2 0 1 4 2 0 1 6 2 0 1 8 2 0 2 0 (B u sh e ls i n b ill io n s) Feed / Residual Use Ethanol Seed & Industrial

22 Strategically Located Assets ➢ Large geographic footprint serving the Southern Plains and Corn Belt region. ➢ Well positioned to minimize distribution costs and maximize net back pricing. ➢ Rail loading rack at Coffeyville provides significant logistics optionality west of the Mississippi River due to access to both UP and BNSF delivery points. ➢ Production sustainability due to storage capabilities at the plants and offsite locations. ➢ Marketing agreement with LSB Industries Pryor, OK, facility’s UAN production.

Key Operating Statistics Consolidated Production Volumes(1) Consolidated Ammonia Utilization(2) Consolidated Feedstock Costs(1) Consolidated Sales Revenue(1)(3) (1) For the last twelve months ended December 31, 2021. (2) Adjusted for planned turnarounds. (3) Excludes freight and other. 23 Natural Gas 57% Pet Coke 33% Hydrogen 10% UAN 64% Ammonia 30% Urea Products 6% 0 200 400 600 800 1,000 1,200 1,400 2017 2018 2019 2020 2021 Th o u sa n d t o n s Ammonia (gross produced) Ammonia (net avail. for sale) UAN 101% 98% 90% 92% 75% 80% 85% 90% 95% 100% 105% Three Months Ended December 31, Twelve Months Ended December 31, 2020 2021

Capital Expenditures and Turnaround Expenses 24Note: As of December 31, 2021 2022 Total Capex budget of $36M - $39M Environmental and Maintenance spending estimated at $32M - $34M. Growth capex estimated at $4M - $5M. ➢ Growth capex budget includes Urea/UAN expansion projects at Coffeyville. 2022 Turnaround spending estimated at $26M ➢ Coffeyville and East Dubuque planned turnarounds are scheduled for the summer of 2022 with an estimated $12mm and $14mm of expenditures, respectively. $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2017 2018 2019 2020 2021 2022e $ M Maintenance Growth $0 $5 $10 $15 $20 $25 $30 2017 2018 2019 2020 2021 2022e $ M Turnaround spending

APPENDIX

Non-GAAP Financial Measures 26 Adjusted EBITDA –EBITDA adjusted for certain significant non-cash items and items that management believes are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends. Direct Operating Expenses per Throughput Barrel represents direct operating expenses for the Company’s Petroleum segment divided by total throughput barrels during the period, which is calculated as total throughput barrels per day times the number of days in the period. EBITDA represents net income (loss) before (i) interest expense, net, (ii) income tax expense (benefit) and (iii) depreciation and amortization expense. Refining Margin represents the difference between the Company’s Petroleum segment net sales and cost of materials and other. Refining Margin adjusted for Inventory Valuation Impact represents Refining Margin adjusted to exclude the impact of current period market price and volume fluctuations on crude oil and refined product inventories purchased in prior periods and lower of cost or net realizable value adjustments, if necessary. The Company records its commodity inventories on the first-in-first-out basis. As a result, significant current period fluctuations in market prices and the volumes it holds in inventory can have favorable or unfavorable impacts on its refining margins as compared to similar metrics used by other publicly-traded companies in the refining industry. Refining Margin and Refining Margin adjusted for Inventory Valuation Impact, per Throughput Barrel represents Refining Margin divided by the total throughput barrels during the period, which is calculated as total throughput barrels per day times the number of days in theperiod. Note: Due to rounding, numbers presented withinthis section maynot addor equalto numbers or totals presented elsewhere withinthis document.

Non-GAAP Financial Measures 27Note: All amounts on this slide are adjusted for the turnaround accounting change effective in 1Q19. These amounts are unaudited Petroleum Segment (In USD Millions, except per bbl data) Refining Margin per throughput barrel 1Q 2021 2Q 2021 3Q 2021 4Q 2021 TTM Refining margin 51$ 133$ 292$ 146$ 621$ Divided by: total throughput barrels 17 20 19 20 76 Refining margin per throughput barrel 3.05$ 6.72$ 15.03$ 7.13$ 8.14$ Inventory valuation impacts (66)$ (36)$ (8)$ (17)$ (127)$ Refining margin, excluding inventory valuation impacts (15) 97 284 129 494 Divided by: total throughput barrels 17 20 19 20 76 (0.88)$ 4.92$ 14.62$ 6.28$ 6.48$ Direct Operating Expense per throughput barrel 1Q 2021 2Q 2021 3Q 2021 4Q 2021 TTM Direct operating expenses 99$ 83$ 88$ 99$ 369$ Throughput (bpd) 186,093 216,626 210,943 222,257 209,084 Total Throughput (mm bbls) 17 20 19 20 76 Direct operating expenses per total throughput barrel 5.89$ 4.23$ 4.52$ 4.84$ 4.83$ Refining margin, excluding inventory valuations impacts, per throughput barrel (In USD Millions) CVR Energy, Inc. 2017 2018 2019 2020 2021 1Q 2021 2Q 2021 3Q 2021 4Q 2021 TTM Net Income 258$ 366$ 362$ (320)$ 74$ (55)$ (2)$ 106$ 25$ 74$ Add: Interest expense and other financing costs, net of interest income 109 102 102 130 117 31 38 23 24 117 Add: Income tax expense (benefit) (220) 79 129 (95) (8) (42) (6) 47 (7) (8) Add: Depreciation and amortization 258 274 297 278 279 66 72 67 74 279 EBITDA 405$ 821$ 880$ (7)$ 462$ -$ 102$ 243$ 116$ 462$ Revaluation of RFS liability 16 59 63 111 58 (115) 9 63 Gain on marketable securities - (34) (81) (62) (21) 1 1 (81) Unrealized (gain) loss on derivatives (14) 9 (16) 44 (37) (22) - (16) Inventory valuation impacts, (favorable) unfavorable (43) 58 (127) (66) (36) (8) (17) (127) Goodwill impairment - 41 - - - - - - Adjusted EBITDA 839$ 126$ 301$ 27$ 66$ 99$ 109$ 301$

Non-GAAP Financial Measures 28 (In USD Millions) CVR Partners, LP 2017 2018 2019 2020 2021 Net Income (loss) (73)$ (50)$ (35)$ (98)$ 78$ Add: Interest expense and other financing costs, net of interest income 63 62 62 63 61$ Add: Income tax expense (benefit) - - - - - Add: Depreciation and amortization 74 72 80 76 74 EBITDA 64$ 84$ 107$ 41$ 213$

2022 Estimated Capital Expenditures 29 (1) Total 2022 estimated capitalized costs include approximately $7 million of growth related projects that will require additional approvals before commencement. (2) Renewables reflects spending on the Wynnewood Refinery RDU project. Amounts spent in 2020 were previously reported under Other. Upon completion and meeting of certain criteria under accounting rules, Renewables is expected to be a new reportable segment. As of December 31, 2021, Renewables does not the meet the definition of a reportable segment as defined under ASC 280. Maintenance Growth Total Low High Low High Low High Petroleum 47$ 3$ 50$ 100$ 110$ 2$ 6$ 102$ 116$ Renewables (2) - 148 148 - - 80 90 80 90 Nitrogen Fertilizer 16 10 26 32 34 4 5 36 39 Other 2 - 2 4 6 - - 4 6 Total 65$ 161$ 226$ 136$ 150$ 86$ 101$ 222$ 251$ 2021 Actual 2022 Estimate (1) Maintenance Growth Total

Simplified Organizational Structure 30 Public 29% 71% Public 34.1% 65.9% 63.6% 36.4% Non-Economic General Partner Interest Non-Economic General Partner Interest 50% 40% Enable South Central Pipeline, LLC Nitrogen Fertilizer Segment Icahn Enterprises L.P. and Affiliates Petroleum Segment CVR Energy, Inc. (NYSE:CVI) CVR GP, LLC CVR Partners, LP (NYSE:UAN) Operating Subsidiaries Wynnewood Insurance Corporation CVR Aviation, LLC CVR Energy Holdings, Inc. CVR Services, LLC CVR Refining GP, LLC CVR Refining, LP CVR Refining, LLC Operating Subsidiaries Midway Pipeline, LLC